WILLIAM BLAIR FUNDS


      SUPPLEMENT TO THE READY RESERVES FUND PROSPECTUSES DATED MAY 1, 2000



     The Board of Trustees approved a restructuring of the Class N shares of the Ready Reserves Fund on October 24, 2000 to terminate the Rule 12b-1 Plan for the Fund's Class N shares and to pay the Adviser for shareholder services and sweep services pursuant to a service agreement between the Trust and the Adviser. The expenses you pay as a Ready Reserves Fund shareholder will not change as a result of this restructuring. Rather, the Ready Reserves Fund will pay the Adviser a monthly service fee of 0.35% of the Fund's average net assets instead of a monthly Rule 12b-1 fee of 0.35% of the Fund's average net assets. To reflect this change, the "Annual Fund Operating Expenses" table on page 18 of the Class N Shares Prospectus and page 24 of the Class A, B, C and I Shares Prospectus is hereby amended to read as follows:

      "ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets:

          Management Fee............................   .24%
          Service Fee...............................   .35%
          Other Expenses............................   .13%
                                                       ----

           Total Annual Fund Operating Expenses.....   .72%"
                                                       ====

     In addition, the following information replaces the second paragraph under the caption "Class N Shares" on page 44 of the Class N Shares Prospectus:

          "William Blair Funds has adopted a plan under Rule 12b-1 of the Investment Company Act that provides for fees payable to compensate the Distributor for distribution and other services provided to shareholders of Class N, with the exception of the Ready Reserves Fund. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by the National Association of Securities Dealers.

          The Ready Reserves Fund has entered into a Service Agreement with the Adviser under which the Adviser agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund's average net assets. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the National Association of

          Securities Dealers) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund."

     The following information replaces the paragraph under the caption "Rule 12b-1 Plan" on page 49 of the Class A, B, C and I Shares Prospectus:

          "William Blair Funds has adopted plans under Rule 12b-1 of the Investment Company Act of 1940 that provide for fees payable to compensate the Distributor for distribution and other services provided to shareholders of Class B, Class C and Class N (with the exception of the Ready Reserves Fund) shares. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although the Distributor believes that it is unlikely, in the case of Class B shares, because of the automatic feature of those shares."

     The following information is added after the above paragraph on page 49 of the Class A, B, C and I Shares Prospectus:

          "SERVICE AGREEMENT

          The Ready Reserves Fund has entered into a Service Agreement with the Adviser under which the Adviser agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund's average net assets. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the National Association of Securities Dealers) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund."



November 13, 2000

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

                               WILLIAM BLAIR FUNDS


       SUPPLEMENT TO STATEMENT ADDITIONAL INFORMATION DATED JUNE 15, 2000



ADDITIONAL INFORMATION ABOUT SHARE CLASSES
------------------------------------------

     The Board of Trustees approved a restructuring of the Class N shares of the Ready Reserves Fund on October 24, 2000 to terminate the Rule 12b-1 Plan for the Fund's Class N shares and to pay the Adviser for shareholder services and sweep services pursuant to a service agreement between the Trust and the Adviser. Services provided by the Adviser under the service agreement may include: (i) personal services to Class N shareholders of the Ready Reserves Fund and/or maintenance of accounts of shareholders of the Fund, such as establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Trust and the Fund and special features available to shareholders and providing assistance to shareholders in changing dividend options, account designations and addresses;
(ii) sweep services to shareholders, such as operating a sweep arrangement whereby assets automatically sweep into and out of the Fund based on certain standards established by the Adviser for the shareholders; and (iii) such other services as the Trust or the Adviser may reasonably request.

     The expenses paid by Class N shareholders of the Ready Reserves Fund will not change as a result of this restructuring. Rather, the Fund will pay the Adviser a monthly service fee of 0.35% of the Fund's average net assets instead of a monthly Rule 12b-1 fee of 0.35% of the Fund's average net assets. In approving this restructuring, the Board of Trustees has determined that the amount payable for "service fees" (as defined by the National Association of Securities Dealers) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

     This information supplements and, to the extent inconsistent, supersedes the disclosure on pages B-46, B-47 and B-50 of the Statement of Additional Information.


November 13, 2000

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606